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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): December 17, 1999




                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)

            DELAWARE                          1-4300                        41-0747868
  (State or Other Jurisdiction             (Commission                   (I.R.S. Employer
       of Incorporation)                   File Number)               Identification Number)


                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000


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ITEM 5. OTHER EVENTS

On December 17, 1999, Apache Corporation ("Apache") filed with the Delaware Secretary of State a restated certificate of incorporation that integrates into a single document, without further amendment, all of the provisions of Apache's certificate of incorporation, as provided under Section 245 of the General Corporation Law of the State of Delaware. Such restated certificate of incorporation is listed under Item 7 as Exhibit 99.1 and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)     EXHIBITS.


EXHIBIT NO.           DESCRIPTION
-----------           -----------
99.1*                 Restated Certificate of Incorporation of Apache
                      Corporation, dated December 16, 1999, as filed with the Secretary of State of Delaware on December 17, 1999.


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*     filed herewith






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            APACHE CORPORATION


Date:  February 7, 2000                     /s/ Z. S. Kobiashvili
                                            -----------------------------------
                                            Z. S. Kobiashvili
                                            Vice President and General Counsel


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                                INDEX TO EXHIBITS


EXHIBIT NO.           DESCRIPTION
-----------           -----------
99.1*                 Restated Certificate of Incorporation of Apache
                      Corporation, dated December 16, 1999, as filed with the Secretary of State of Delaware on December 17, 1999.



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*     filed herewith